Exhibit 10.21

AMENDMENT NO. 1 TO SELLPOINTS, INC. LEASE

THIS AMENDMENT NO. 1 TO SELLPOINTS, INC. LEASE is made and entered into as of December 11, 2013, by and between 65TH STREET DEVELOPMENT COMPANY, LLC, a California limited liability company (“Landlord”), and SELLPOINTS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.       Landlord and Tenant entered into that certain Lease dated October 14, 2013, for the lease of certain Premises (the “Premises”), in 6550 Vallejo Street, Emeryville and 1148 65th Street Oakland, California, more particularly described in Exhibit A to the Lease. The capitalized terms used in this Amendment shall have the meanings set forth in the Lease unless otherwise specified herein.

B.       Landlord and Tenant wish to amend the Lease to modify the Commencement Date for the warehouse space, 107-0.

TERMS

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual agreements herein contained, Landlord and Tenant hereby agree as follows:

1.       Amendment of BASIC LEASE INFORMATION, to read.

COMMENCEMENT DATE:	December 16, 2013 (for 107-0)

February 1, 2014 (for 200 & 300)

October 15, 2013 (for 101)

2.       Counterparts. This Amendment may be executed, acknowledged and delivered in any number of counterparts, and each of such counterparts shall constitute an original but all together only one Amendment.

3.       Headings. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Amendment No. 1 nor shall they affect its meaning, construction or effect.

4.       Reference to Lease. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Amendment may refer to the Lease without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment, unless the context shall otherwise require.

5.       Ratification of Lease. Except to the extent hereby amended or modified by this Amendment, the Lease is hereby ratified, confirmed and approved in all respects by the parties.

6.       Entire Agreement. This Amendment sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements between Landlord and Tenant relating to the Lease or the Premises other than those set forth in writing and signed by the parties. Neither party hereto has relied on any understanding, representation or warranty not set forth herein, either oral or written, as an inducement to enter into this Amendment.

IN WITNESS WHEREOF, this Amendment is made as of the day and year first above written.

TENANT:		LANDLORD:

SELLPOINTS, INC.		65th STREET DEVELOPMENT COMPANY
A Delaware corporation		a California limited liability company

By:	/s/ Richard Adamczyk	By:	/s/ Felicia Woytak
Name: Richard Adamczyk		Felicia Woytak
Its: VP Finance		Manager
12/11/13